UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-03735

The New Economy Fund
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2009

Chad L. Norton
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Kathryn A. Sanders
O’Melveny & Myers LLP
400 South Hope Street, 10th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

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The right choice for the long term®

The New Economy Fund

Innovation:
What does it mean for investing, and why does it matter?

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Annual report for the year ended November 30, 2009

The New Economy Fund® seeks long-term growth of capital by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2009 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	36.81%	2.66%	–0.92%

The total annual fund operating expense ratio was 0.95% for Class A shares as of November 30, 2009.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

Results for other share classes can be found on page 3.

Equity investments are subject to market fluctuations. Investing outside the United States may be subject to additional risks, such as currency fluctuations and political instability. Global diversification can help reduce these risks. Investing in small-capitalization stocks can involve additional risks. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

In this report

Special feature

6	Innovation: What does it mean for investing, and why does it matter?

Contents

1	Letter to shareholders

4	The value of a long-term perspective

12	Summary investment portfolio

17	Financial statements

34	Board of trustees and other officers

Fellow shareholders:

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The New Economy Fund’s fiscal year was one of the most turbulent in its history. When it began in December 2008, we had already witnessed a year of the steepest market declines in decades. While the environment eased a bit in December, renewed worries of financial contagion brought markets to their lowest levels in decades by early March. Looking back, that was the bottom for 2009. In the ensuing months through the end of the fiscal year, the global economy stabilized and stock markets around the world strongly rebounded.

For the year as a whole, The New Economy Fund recorded a total return of 45.9% for its fiscal year ended November 30, 2009. That surpassed the Global Service and Information Index, which rose 31.6%. This unmanaged index tracks companies in those sectors around the world and its results do not include expenses. The fund’s return also outpaced the 40.0% total return of the Lipper Multi-Cap Growth Funds Index, a measure of 30 growth funds representing a variety of market capitalizations. As you can see in the table below, the fund’s results compare favorably with these indexes over the long term as well.

Portfolio review
During the year, the fund’s investment professionals kept their focus on thoroughly researching individual companies, which helped the fund take positions in companies with attractive valuations and strong or improving fundamentals. Together, banks and diversified financials made up 19.0% of the fund’s assets at the end of the period, up from a combined 9.6% last year. Many of the new holdings were in Europe and Brazil, where stock prices had been beaten down below what we believed was warranted. These industry groups include some of the fund’s largest holdings as well as some of the largest gainers: 10th-largest Banco Santander (+108.3%) and third-largest Banco Bradesco (+95.8%).

The portfolio ended the fiscal year with 17.0% of assets invested in the software and services industry, up from 14.4% last year, which proved very helpful. Software maker Microsoft (+45.5%) was the second-largest holding and Internet search giant Google (+99.0%) was the fourth-largest. Other significant holdings included Chinese Internet services company Tencent Holdings (+235.8%) and Internet portal Yahoo! (+30.1%). The technology hardware and equipment group made up 9.1% of the fund’s assets, including largest holding Apple (+115.7%), Cisco Systems (+41.5%) and Delta Electronics (+46.9%).

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Results at a glance (for periods ended November 30, 2009, with all distributions reinvested)

	Total returns	Average annual total returns
				Lifetime
	1 year	5 years	10 years	(since 12/1/83)
The New Economy Fund (Class A shares)	45.9%	4.0%	0.5%	10.6%
Lipper Multi-Cap Growth Funds Index	40.0	1.4	–1.9	8.8
Global Service and Information Index*†	31.6	0.6	–1.9	N/A
Standard & Poor’s 500 Composite Index*	25.4	0.7	–0.6	10.3
*Unmanaged.
† The index is compiled by Capital Research and Management Company, the investment adviser to the fund.
[End Sidebar]

Not all of the fund’s holdings fared well, including the low-fare Irish airline Ryanair Holdings, which was the fifth-largest holding and was flat for the year. Several financials were relative laggards as well, including HSBC Holdings (+8.1%), Wells Fargo (–2.9%) and Bank of New York Mellon (–11.8%). Health care equipment and services, which made up 6.0% of the fund’s assets, was mixed. This includes medical device makers Inverness Medical Innovations (up 139.3% and the eighth-largest holding), Medtronic (+39.1%) and NuVasive (–5.8%).

In total, the fund had 39.2% of its assets invested outside the United States, 54.4% in U.S. companies and the rest in cash and short-term securities. We ended the year with a cash position of 6.4% — down significantly from 13.8% at the beginning of the fiscal year, indicating the opportunities for investment we found during the year.

A look ahead
The New Economy Fund’s investment professionals have freedom to choose from the whole spectrum of market capitalization — small to very large — and to invest up to 45% of the fund’s assets in companies based outside the U.S. This gives the fund pronounced flexibility to look for value in many areas. Recently, the fund expanded its investment universe further, to include companies for which innovation is an important element of their business strategy even if outside the services and information industries. Over time, we have expanded the fund’s investable universe to accommodate the evolution of some industries and sectors, keeping in mind our mission of investing in companies that can prosper from a constantly changing marketplace. The ability to invest in innovative companies across industries will further enhance our investment opportunities. (To learn more about how the fund looks at innovation, please see the feature “Innovation: What does it mean for investing, and why does it matter?” on page 6.)

The stock markets appear to be anticipating continued improvement. Many of the global economies are recovering; developing markets such as China and India have returned to their high-growth paths. However, there is a divergence of economic strength among regions — much of the developed world, the U.S. included, is taking smaller steps to recovery. Clouding the picture in the United States are concerns over federal stimulus packages, changes in interest rates, the direction of the dollar relative to other major currencies, and worries that the large federal deficit and debt levels could keep growth to a minimum or alternatively fuel inflation. While we are guardedly optimistic about the likelihood of a continuing recovery next year, there remain significant risks that we are watching closely. As always, we focus on discovering what we believe are the most promising companies with the potential to thrive in different environments.

We thank you for your continued support and your long-term investment perspective.

Sincerely,

/s/ Timothy D. Armour

Timothy D. Armour
Vice Chairman of the Board

/s/ Claudia P. Huntington

Claudia P. Huntington
President

January 13, 2010

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
Where the fund’s assets are invested (percent of net assets)

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As of November 30, 2009

United States	54.4%
Europe	19.8
Asia & Pacific Basin	12.3
Other (including Latin America)	7.1
Short-term securities & other assets less liabilities	6.4
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[begin pie chart]
As of November 30, 2008

United States	53.6%
Europe	17.6
Asia & Pacific Basin	12.2
Other (including Latin America)	2.8
Short-term securities & other assets less liabilities	13.8
[end pie chart]
[End Sidebar]

Other share class results

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2009 (the most recent calendar quarter-end):
	1 year	5 years	Life of class
Class B shares1 — first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	39.07%	2.73%	–1.45%
Not reflecting CDSC	44.07	3.09	–1.45

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	43.10	3.06	2.02
Not reflecting CDSC	44.10	3.06	2.02

Class F-1 shares2 — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	45.16	3.87	2.83

Class F-2 shares2 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	45.63	—	1.36

Class 529-A shares3 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	36.72	2.62	4.38
Not reflecting maximum sales charge	45.09	3.85	5.17

Class 529-B shares1,3 — first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	38.95	2.62	4.56
Not reflecting CDSC	43.95	2.98	4.56

Class 529-C shares3 — first sold 2/21/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	42.94	2.98	4.75
Not reflecting CDSC	43.94	2.98	4.75

Class 529-E shares2,3 — first sold 3/15/02	44.70	3.51	4.03

Class 529-F-1 shares2,3 — first sold 10/11/02
Not reflecting annual asset-based fee charged
by sponsoring firm	45.41	4.01	10.71

1These shares are not available for purchase.
2These shares are sold without any initial or contingent deferred sales charge.
3Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Here’s how a $10,000 investment in The New Economy Fund’s Class A shares grew between December 1, 1983 — when the fund began operations — and November 30, 2009, the end of its latest fiscal year. As you can see, the $10,000 would have increased to $130,728 after deducting the maximum 5.75% sales charge and reinvesting all distributions, an average annual increase of 10.4%. The fund’s year-by-year results appear under the chart.

Average annual total returns based on a $1,000 investment (for periods ended November 30, 2009)*

Class A shares:
	1 year	5 years	10 years

	37.49%	2.81%	–0.14%
*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

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	New Economy Fund1,3	S&P 500 with dividends reinvested3,4	Lipper Multi-Cap Growth Funds Index3,5	Consumer Price Index (inflation)6

12/1/1983	$9,425	$10,000	$10,000	$10,000
11/30/1984	9,478	10,295	9,117	10,405
11/30/1985	13,135	13,276	11,474	10,771
11/30/1986	15,939	16,949	14,182	10,909
11/30/1987	15,082	16,154	13,143	11,403
11/30/1988	18,449	19,915	15,718	11,887
11/30/1989	25,252	26,047	21,465	12,441
11/30/1990	21,871	25,143	19,635	13,221
11/30/1991	26,395	30,246	25,951	13,617
11/30/1992	32,619	35,823	30,838	14,032
11/30/1993	42,601	39,433	34,947	14,407
11/30/1994	41,348	39,845	34,809	14,792
11/30/1995	50,949	54,560	47,089	15,178
11/30/1996	58,591	69,753	56,344	15,672
11/30/1997	71,268	89,635	67,444	15,958
11/30/1998	88,183	110,844	76,462	16,206
11/30/1999	124,962	134,002	107,933	16,630
11/30/2000	115,668	128,346	105,958	17,204
11/30/2001	95,236	112,670	80,512	17,530
11/30/2002	79,002	94,072	61,957	17,915
11/30/2003	95,764	108,259	76,078	18,231
11/30/2004	107,251	122,166	83,259	18,874
11/30/2005	122,035	132,473	93,933	19,526
11/30/2006	141,138	151,311	103,032	19,911
11/30/2007	161,965	162,985	116,323	20,768
11/30/2008	89,610	100,921	63,806	20,991
11/30/2009	130,728	126,539	89,407	21,376
[end mountain chart]

Year ended
November 30	’84	’85	’86	’87	’88	’89	’90	’91	’92

Total value
Dividends
reinvested	—	$199	140	367	315	421	565	588	327

Value at
year-end2	$9,478	13,135	15,939	15,082	18,449	25,252	21,871	26,395	32,619

NEF
Total return	(5.2)%	38.6	21.3	(5.4)	22.3	36.9	(13.4)	20.7	23.6

Year ended
November 30	’93	’94	’95	’96	’97	’98	’99	’00	’01

Total value
Dividends
reinvested	189	307	516	578	455	421	540	585	—

Value at
year-end2	42,601	41,348	50,949	58,591	71,268	88,183	124,962	115,668	95,236

NEF
Total return	30.6	(2.9)	23.2	15.0	21.6	23.7	41.7	(7.4)	(17.7)

Year ended
November 30	’02	’03	’04	’05	’06	’07	’08	’09

Total value
Dividends
reinvested	—	—	58	394	791	1,031	1,211	1,360

Value at
year-end2	79,002	95,764	107,251	122,035	141,138	161,965	89,610	130,728

NEF
Total return	(17.0)	21.2	12.0	13.8	15.7	14.8	(44.7)	45.9

Average annual total return for 26 years: 10.4%1

The results shown are before taxes on fund distributions and sale of fund shares.

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 8.5% prior to July 1, 1988.
3All results are calculated with dividends and capital gains reinvested.
4Standard & Poor’s 500 Composite Index is unmanaged and its results do not reflect the effect of sales charges, commissions or expenses.

5This index tracks 30 U.S. growth funds representing a variety of market capitalizations. Results reflect fund expenses but do not reflect any applicable front-end sales charges. If any applicable front-end sales charges were included results of the index would be lower.

6Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Innovation:
What does it mean for investing, and why does it matter?

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Innovation. The word means different things to different people but most would agree it involves finding a useful new way of doing things. For The New Economy Fund’s investment analysts, innovation is an important metric in their equity research process. What does it mean for investing, and why does it matter?

“The way a company manages innovation is one of the things we look at very closely,” says Claudia Huntington, a portfolio counselor and the president of the fund. “In certain companies and industries, we think innovation plays an important role in determining whether an investment can succeed in the long run. Its value is often not apparent, but if it’s there, even mundane businesses can be quite attractive growth investments.”

There are few businesses that can survive for long without some kind of innovation. In a world of increasing competition and lightning-fast technological advances, companies need to continually adapt. Good companies have the ability to innovate to attract new customers, develop new market channels, create supply-chain efficiencies, improve technologies and to simply make better products.

“Innovation is often the source of growth for a company,” says Tim Armour, a portfolio counselor and the vice chairman of the board of The New Economy Fund. “The innovation engine is fundamental to many companies’ ability to grow over the long term.”

Examples can range from the mundane to the hyper-cool. The iPod and iPhone by Apple are without a doubt examples of innovation. “Apple captured the high end of the cell phone market purely on innovation; it hadn’t even been participating in the handset market,” Tim says. “These kinds of changes — which come from big companies as well as small ones — can be remarkable.” Innovative thinking is well-known in the technology arena but is found in all industries. “Innovation can often have the most profound impact on established businesses, though many people think of innovation as the primary factor behind start-ups,” he adds.

Innovation is not the only metric that investment professionals on The New Economy Fund examine, of course. Other important characteristics include the quality of management and how it allocates the company’s available resources, the strength of the balance sheet, and whether the company has an optimal capital structure (the right balance between debt and equity funding to favor the best return to shareholders).

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“The way a company manages innovation is one of the things we look at very closely.”
— Claudia Huntington
[End Pull Quote]

New strategies
We are all familiar with The Big Thing — an earth-shattering innovation that changes the way the world works, such as the steam engine, the telephone or the Internet — but these are the rare innovations. Although many envision innovation in the context of research and development (R&D) labs, with engineers and scientists busy developing the next new technology, innovation at its core is often simply discovering a new or better strategy.

Good businesses are continually evolving their models, innovating in response to changes in consumer tastes and demands, pressures in their markets and competitors’ actions. They look for new opportunities to create something better to differentiate themselves. Often these innovations make a company only slightly better — but that’s enough to give them an edge over the competition. These are the types of innovations that allow a business to be more efficient, to be the low-cost producer, or to be that much more attractive to the consumer.

“There are some businesses that have been around for a long time — we even could have called them ‘stodgy’ — but they morphed into new things,” Claudia says. Monsanto, a long-time chemical firm that has renewed itself through a focus on biotech strategies for seed production, is an example. As revenues from top-selling weed control products waned, it developed new seed production areas and reinvigorated the company.

Corning, a global industrial manufacturer, developed and patented glass substrates for liquid crystal displays (LCDs) many years ago. “Its manufacturing innovations have given the company a competitive advantage, long after its patents expired,” says Ken Kojima, an investment analyst for the fund. “It developed many best practices — heavily guarded manufacturing processes — that allowed it to keep more than half the market share of this fast-growing area.”

Some companies have lost out by failing to innovate around their strengths but rather focused their efforts on looking for the next new groundbreaking product. So the use of small innovations to protect a product can be key to unlocking value. “I look for companies that can take their advantage and keep it,” investment analyst Kaitlyn Murphy says. “A great product — nylon, for example — can be rapidly commoditized if a company does not continually and incrementally extend that product to new areas.”

Different paths
With mature companies, innovation also can show up in the internal processes they use to provide services or make products. For instance, a manufacturing facility may innovate through reorganizing its supply chain, or a services company may utilize more or better technology to improve the productivity of its employees. These are innovations that customers often are not aware of, but can become apparent through lower prices or higher quality.

Smaller companies face different challenges. Many start off with one product that meets a market need, and they can become successful in that niche. However, once they saturate a market, they need to broaden their offerings in order to grow. “This is where small-cap companies face their greatest challenge,” says investment analyst Alex Nicolaou. “As the innovation curve flattens and big leaps in technological improvement slow, competition rises, and companies must turn inward and ‘innovate’ themselves and their operations. Those that do it best can make simple changes that have dramatic effects throughout the organization.”

[Begin Sidebar]
[photo of a floor of an office building]
A global innovation ranking

The following is the 2009 list of countries ranked by the International Innovation Index:

Rank	Country	Overall

1	Singapore	2.45
2	South Korea	2.26
3	Switzerland	2.23
4	Iceland	2.17
5	Ireland	1.88
6	Hong Kong	1.88
7	Finland	1.87
8	United States	1.80
9	Japan	1.79
10	Sweden	1.64

Companies innovate by leveraging both new business models and improved technologies. This can involve changes in the way a manufacturing facility organizes its work, or in how marketing communicates with the company’s customers or in the politics that support innovation. There is a burgeoning field of research called “innovation economics,” which studies the underpinnings of successful innovation strategies. A new index for ranking countries, called the BCG/NAM/MI International Innovation Index, is produced by The Boston Consulting Group (BCG), the National Association of Manufacturers (NAM) and The Manufacturing Institute (MI). In the 2009 International Innovation Index ranking, the United States came in eighth in innovation leadership out of 110 countries. Singapore was first, followed by South Korea and Switzerland.

The index reflects a broad research study that looks at essentially two factors: the business repercussions of innovation and governments’ ability to encourage innovation through public policy. The study is based on a survey of more than 1,000 executives from manufacturers across all industries, personal interviews with some of the executives, and a comparison of “innovation friendliness” measures among the countries. The study measured government, education and fiscal policy; patent data; technology transfer; business performance measures such as labor productivity and total shareholder returns; and innovation’s effect on business migration and economic growth.

Idea generation, structured processes, leadership and skilled workers are the factors that enable innovation success, according to the report, and must be supported by effective government policies.
[End Sidebar]

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“As the innovation curve flattens and big leaps in technological improvement slow, competition rises, and companies must turn inward and ‘innovate’ themselves and their operations.”
— Alex Nicolaou
[End Pull Quote]

Some companies are able to innovate their own businesses using existing technology. For example, banking, retailing and many other consumer-centered businesses use the Internet to better reach their customers and sell their products. Distribution business MSC Industrial Direct is an example of a company that has creatively leveraged the opportunities of the Internet. “The company uses the Internet as a front-end marketing tool for the fulfillment order processing of industrial goods,” says James Bray, an investment analyst for the fund. “By using technology, MSC helps its customers manage inventory more efficiently at a lower total cost.”

Companies can blend new digital technologies and conventional systems to test out innovative ideas. For instance, clothing retailer Inditex uses advanced information systems to analyze real-time data from its Zara brand stores. It uses that demand information to send fashions to the right locations, making the ordering and restocking process more agile. Systems that track everything from cash register purchases to how products move through the supply chain can give businesses the ability to cheaply collect data, further supporting innovation.

Original combinations
Sometimes innovation comes from combining strengths from different areas within a company or creating unusual combinations among products. “Best Buy, an electronics retailer, came up with the Geek Squad concept, which brought together the company’s products and their customers’ need for help using those products,” Claudia says. “The existence of Geek Squad helps separate the company from its competitors.”

Another example of an innovative combination of offerings is a company in the oil field services business. Schlumberger, a provider of a range of exploration and production services and products to the oil and gas industry, realized a competitive advantage through bundling. It brought its proprietary geophysical expertise together with its oil well service business, which allowed its clients to be more productive in getting oil out of the ground. “It married its oil reservoir geoscience knowledge with its other business to create a differentiated product that other companies could not offer,” says Barry Crosthwaite, an investment analyst on the fund. “It could help its customers and thus grow sales faster by bundling its unique offering with its related services. When a company innovates to offer products in a unique way that competitors can’t follow, it can do well for as long as it can maintain that advantage.”

Alex points out an example in the medical device industry. A company called Masimo, which makes equipment to measure blood oxygen levels noninvasively by using tiny lightwaves, was started by an engineer who created new ways to increase detection rates, reduce errors and enable doctors to gauge several other blood parameters in addition to oxygen levels. Masimo has patented much of the intellectual property for the devices and has earned a large share of the market. But the new technology is not the only example of innovation. “Its intellectual property is important, but even more important is its ability to innovate and make adjustments to its core technology to expand into new markets,” Alex says. “It maintains a strong culture that is focused on innovation.”

Culture of innovation
In researching a company, analysts often try to understand how management looks at innovation because companies can foster this in different ways. “We look at the people leading the innovation and make judgments on whether they’re effective,” Claudia says. “We watch them over time and see how they motivate their people to be creative.”

Companies have different kinds of incentive systems to encourage innovation, and this can be seen in how each company manages its culture. “It wasn’t until I had the opportunity to visit hundreds of small companies that I realized the difference a strong culture can make,” Alex says. “I look for a ‘platform,’ that is, a strong culture that is consistent and well-understood by employees but that can evolve as the company grows.”

Internet giant Google, which pioneered ways to monetize Internet searches, has a famously innovative culture that remains consciously cultivated. Employees are encouraged to propose different and ambitious ideas, and failure is not a stigma. For example, engineers can spend 20% of their time on their own ideas. Many of the projects have yielded success and others not, but it is one way the company cultivates its culture of innovation.

This company attitude can be very beneficial on several levels. “Sometimes companies, even big companies, get lazy; over time, it can make them vulnerable to smaller, more aggressive competitors,” says Alex. “Managements can be innovative simply by identifying their own weaknesses and filling the gaps.”

Measuring innovation
A company needs innovation to help it grow consistently and profitably. “A company can manage innovation in many different ways — it is not a ‘one size fits all’ component,” Claudia says. Because of that, there are several metrics for gauging innovation, for determining how well a company can refine and tweak the business. Investment professionals on the fund look at how much a company spends on R&D and how efficiently it succeeds in those efforts, including the rate of new product introduction relative to the industry rates.

“One thing I look for to measure innovation is a sustainable R&D advantage,” Barry says. “In researching companies, we want to see those that can take advantage of scale and profitability and plow that money back into R&D to retain their advantages.” He adds that analyzing relative spending across companies in an industry can give indications about future success.

Pivotal too is how a company protects its intellectual property, which is perhaps just as important as the development of those innovations. Success in any field can bring imitators, so having protectable patents is important when making an equity investment. “This could be called ‘legal innovation’ — having a good team of patent attorneys and engineers looking out three to five years and trying to understand what could happen,” Alex says. “That is just as important as the benchwork R&D taking place today.”

Looking at innovation systematically gives clues into a company. There is no one metric or ratio to look at in determining whether a company is innovative, however, and each company is researched thoroughly on many levels before any investment decision is made. “The point is that innovation isn’t just about looking at a product and making one change to make it better,” Alex says. “Getting a product right is just the first stage — a company must then remain innovative to inspire the entire organization with the same underlying vision.” ■

[Begin Sidebar]
[photo of a model of a molecule]
Our organization manages equity assets through separate divisions that make independent investment decisions.
[End Sidebar]

[Begin Sidebar]
The New Economy Fund evolves

At various times in its 26-year history, The New Economy Fund has expanded the scope of its investment universe. The fund began by targeting the fast-growing services and information sectors, and as global economies evolved over time, the fund incorporated other aspects of the investment universe to accommodate the changing landscape. To ensure its mission is broad and flexible enough to take advantage of an evolving world, the fund recently broadened its strategy to include companies that can benefit from applying innovation and technology to their businesses.

The fund was founded in December 1983, when the U.S. economy was experiencing a profound shift from a predominantly manufacturing-based economy to a services-based one. At the time, “new economy” referred to the expanding services and information industries. That was more than a decade before the phrase was popularized and later discredited by inflated optimism about the Internet in the late 1990s. As the world has changed, the definition of “new economy” has changed as well. Given the increasing dynamism of the global economy, the new policy will permit investments in any company, regardless of sector, as long as the fund’s investment professionals determine that company has the ability to innovate and thrive in the “new economy” no matter what that may be in the future.

The fund has, at different points over the years, enlarged its investment universe to incorporate the world’s shifting economic patterns. As investment opportunities grew outside the United States, the fund’s board of directors raised the original 25% limit in non-U.S.-based companies to its current 45%. In 1997, the fund allowed investments in all technology companies even if their business had a significant manufacturing component. The fund’s investment adviser deemed pharmaceutical, biotechnology and medical device businesses as appropriate investments for the fund, believing there was real value in their new-product development and research capabilities, along with their significant intellectual property. These situations illustrate the inherent difficulty in articulating a precise formula for which companies will benefit and grow in different environments. With its new approach, we believe The New Economy Fund will be better positioned to benefit from an ever-changing global economy.
[End Sidebar]

Summary investment portfolio, November 30, 2009

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry group diversification (percent of net assets)

Software & services	16.97%
Banks	11.32
Technology hardware & equipment	9.06
Diversified financials	7.70
Health care equipment & services	5.98
Other industries	42.53
Short-term securities & other assets less liabilities	6.44
[end pie chart]

Country diversification (percent of net assets)

United States	54.4%
Euro zone*	12.6
China	4.6
Brazil	3.8
Switzerland	3.4
United Kingdom	2.5
Taiwan	1.4
Hong Kong	1.4
Mexico	1.4
Other countries	8.1
Short-term securities & other assets less liabilities	6.4

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Finland, France, Germany, Greece, Ireland, Italy, and Spain.

			Percent
		Value	of net
Common stocks - 92.85%	Shares	(000)	assets

Software & services - 16.97%
Microsoft Corp.	6,004,000	$176,578	2.49%
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.
Google Inc., Class A (1)	263,800	153,795	2.17
One of the most frequently used website search engines in the world.
Yahoo! Inc. (1)	5,795,000	86,751	1.22
One of the three largest Internet portals, offering online media, commerce and communications services to consumers and businesses worldwide.
Global Payments Inc.	1,680,000	86,117	1.21
Provider of electronic payment processing and money transfer services.
Oracle Corp.	3,745,000	82,690	1.16
Major supplier of database management software. Also develops business applications and provides consulting and support.
McAfee, Inc. (1)	1,930,000	73,629	1.04
Software company that specializes in security technology products.
Rovi Corp. (1)	2,033,800	60,628	.85
Technology solutions provider for digital entertainment devices and services.
NetEase.com, Inc. (ADR) (1)	1,563,000	59,769	.84
Operates an online community in China.
Accenture PLC, Class A	1,390,000	57,046	.80
Management consulting, technology services and outsourcing company.
Acxiom Corp. (1) (2)	4,650,000	53,661	.76
Provides marketing database services to companies around the world.
Tencent Holdings Ltd.	2,822,000	52,183	.74
Major Internet service portal in China.
United Internet AG (1)	3,572,389	48,180	.68
Internet service provider based in Germany.
Other securities		213,658	3.01
		1,204,685	16.97

Banks - 11.32%
Banco Bradesco SA, preferred nominative	7,717,000	160,679	2.26
One of the largest private banks in Brazil.
Banco Santander, SA	6,327,257	108,306	1.53
A leading Spanish bank, with a strong franchise in Latin America and the U.K.
Société Générale	1,279,953	90,037	1.27
Has retail, corporate and investment banking operations around the world, with particular strength in Europe.
Bank of China Ltd., Class H	118,855,000	67,023	.94
One of China's largest commercial banks.
Industrial and Commercial Bank of China Ltd., Class H	69,400,000	58,658	.83
A state-owned commercial bank in China and one of the world's largest banks.
Itaú Unibanco Holding SA, preferred nominative (ADR)	2,057,292	45,775	.64
One of Brazil's leading private commercial banks.
Other securities		273,158	3.85
		803,636	11.32

Technology hardware & equipment - 9.06%
Apple Inc. (1)	943,000	188,515	2.65
Manufacturer of personal computers and various software products, as well as portable media players, browsers and smartphones.
Cisco Systems, Inc. (1)	3,429,200	80,243	1.13
The leading maker of equipment used in Internet networking.
Delta Electronics, Inc.	26,297,150	73,782	1.04
A leading manufacturer of electronic and networking products for the computer, consumer and communications industries.
Other securities		300,572	4.24
		643,112	9.06

Diversified financials - 7.70%
JPMorgan Chase & Co.	2,875,000	122,159	1.72
Leading global financial services firm operating in the investment banking, transaction processing, asset and wealth management, and private equity sectors.
Credit Suisse Group AG	2,137,720	110,674	1.56
One of the world's largest private banks, and a provider of investment banking, insurance and asset management services.
Deutsche Bank AG	1,458,800	105,168	1.48
Provides corporate banking, investment banking and worldwide asset management.
CME Group Inc., Class A	173,000	56,784	.80
Futures exchange operating in Chicago and New York.
IntercontinentalExchange, Inc. (1)	500,000	53,395	.75
Operator of global regulated exchanges, trading platforms and clearing houses.
Bank of New York Mellon Corp.	1,920,000	51,149	.72
Asset management and securities services company providing a wide array of financial solutions for businesses, individuals and advisers.
Other securities		47,069	.67
		546,398	7.70

Health care equipment & services - 5.98%
Inverness Medical Innovations, Inc. (1)	2,811,500	118,223	1.66
Manufacturer of consumer and professional medical diagnostic products focused on cardiology, women's health and infectious diseases.
Fresenius SE	1,215,000	70,376	.99
Health care company based in Germany, specializing in dialysis, hospitals and outpatient medical care.
Medtronic, Inc.	1,198,000	50,843	.72
A leading producer of medical devices, including pacemakers and implantable defibrillators.
Other securities		185,319	2.61
		424,761	5.98

Pharmaceuticals, biotechnology & life sciences - 5.13%
Teva Pharmaceutical Industries Ltd. (ADR)	1,645,000	86,839	1.22
The leading drug company in Israel, and one of the largest generic drug companies in the U.S.
Vertex Pharmaceuticals Inc. (1)	1,350,000	52,407	.74
Biotechnology company engaged in the discovery and development of small molecule drugs to treat serious diseases.
Novartis AG	910,000	50,510	.71
One of the world's largest pharmaceutical companies.
Myriad Genetics, Inc. (1)	2,027,100	46,866	.66
Biopharmaceutical company focused on diagnostic and therapeutic products to prevent and treat cancer and viral diseases.
Other securities		127,340	1.80
		363,962	5.13

Retailing - 4.98%
Lowe's Companies, Inc.	2,683,900	58,536	.82
Among America's largest do-it-yourself home improvement retailers.
Best Buy Co., Inc.	1,150,000	49,254	.69
This leading consumer electronics retailer also sells home office products, entertainment software and appliances.
Other securities		246,046	3.47
		353,836	4.98

Transportation - 4.70%
Ryanair Holdings PLC (ADR) (1)	5,866,300	153,756	2.16
European discount airline serving Continental Europe, Ireland and the United Kingdom.
Union Pacific Corp.	958,135	60,612	.85
Operates the largest railroad in the U.S.; also delivers freight to Canada and Mexico.
Other securities		119,515	1.69
		333,883	4.70

Telecommunication services - 4.43%
América Móvil, SAB de CV, Series L (ADR)	1,606,000	77,698	1.09
Latin America's largest cellular communications provider.
Other securities		237,118	3.34
		314,816	4.43

Commercial & professional services - 3.32%
Downer EDI Ltd.	6,232,305	48,579	.69
Engineering and infrastructure maintenance company in Australia and New Zealand.
Other securities		186,718	2.63
		235,297	3.32

Energy - 3.05%
Schlumberger Ltd.	1,902,400	121,545	1.71
A leading provider of services and technology to the petroleum industry.
FMC Technologies, Inc. (1)	1,450,000	78,981	1.11
Engaged in offshore energy production, food processing and airplane loading systems.
Other securities		16,296	.23
		216,822	3.05

Media - 2.37%
News Corp., Class A	4,302,815	49,310	.70
A leading global media conglomerate with businesses ranging from movies and television to operation of satellite TV platforms.
Other securities		118,992	1.67
		168,302	2.37

Insurance - 2.25%
Fairfax Financial Holdings Ltd.	139,800	49,489	.70
Focuses on property and insurance products.
Other securities		110,427	1.55
		159,916	2.25

Semiconductors & semiconductor equipment - 1.65%
Other securities		117,257	1.65

Utilities - 1.30%
GDF Suez	1,151,574	48,045	.68
Major natural gas and electricity company based in France.
Other securities		44,051	.62
		92,096	1.30

Consumer services - 1.20%
Other securities		85,041	1.20

Capital goods - 0.92%
MSC Industrial Direct Co., Inc., Class A	1,020,000	46,818	.66
Distributes industrial maintenance and repair products.
Other securities		18,617	.26
		65,435	.92

Other - 1.70%
Other securities		120,722	1.70

Miscellaneous - 4.82%
Other common stocks in initial period of acquisition		341,828	4.82

Total common stocks (cost: $5,829,868,000)		6,591,805	92.85

Convertible securities - 0.50%

Other - 0.31%
Other securities		22,392	.31

Miscellaneous - 0.19%
Other convertible securities in initial period of acquisition		13,087	.19

Total convertible securities (cost: $42,989,000)		35,479	.50

Bonds & notes - 0.21%

Retailing - 0.21%
Other securities		$14,882	.21

Total bonds & notes (cost: $12,469,000)		14,882	.21

	Principal		Percent
	amount	Value	of net
Short-term securities - 6.75%	(000)	(000)	assets

Freddie Mac 0.09%-0.23% due 12/15/2009-6/23/2010	$90,100	$90,075	1.27
Federal Home Loan Bank 0.04%-0.08% due 1/6-2/12/2010	68,400	68,394	.96
Coca-Cola Co. 0.20%-0.23% due 12/11-12/16/2009 (3)	64,700	64,694	.91
JPMorgan Chase Funding Inc. 0.18%-0.20% due 1/19-2/17/2010 (3)	62,300	62,273	.88
U.S. Treasury Bill 0.28% due 7/15/2010	55,900	55,849	.79
Other securities		138,248	1.94
Total short-term securities (cost: $479,487,000)		479,533	6.75

Total investment securities (cost: $6,364,813,000)		7,121,699	100.31
Other assets less liabilities		(22,148)	(.31)

Net assets		$7,099,551	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. These include securities that were valued under fair value procedures adopted by authority of the board of trustees and may be subject to legal or contractural restrictions on resale; the total value of all such securities was $5,232,000, which represented .07% of the net assets of the fund.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is shown in the summary investment portfolio. Further details on such holdings and related transactions during the year ended November 30, 2009, appear below.

	Beginning			Ending	Dividend income	Value of affiliate at 11/30/09
	shares	Additions	Reductions	shares	(000)	(000)
Acxiom Corp. (1)	-	4,650,000	-	4,650,000	-	$53,661
NuVasive, Inc. (1) (4)	1,953,586	-	1,280,500	673,086	-	-
					-	$53,661

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Represents an affiliated company as defined under the Investment Company Act of 1940.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $172,479,000, which represented 2.43% of the net assets of the fund.

(4) Unaffiliated issuer at 11/30/2009.

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at November 30, 2009	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $6,323,109)	$7,068,038
Affiliated issuer (cost: $41,704)	53,661	$7,121,699
Cash denominated in currencies other than U.S. dollars
(cost: $1,908)		1,908
Cash		156
Receivables for:
Sales of investments	3,007
Sales of fund's shares	8,143
Dividends and interest	6,574	17,724
		7,141,487
Liabilities:
Payables for:
Purchases of investments	21,678
Repurchases of fund's shares	9,760
Investment advisory services	2,409
Services provided by affiliates	4,695
Trustees' deferred compensation	1,233
Non-U.S. taxes	1,409
Other	752	41,936
Net assets at November 30, 2009		$7,099,551

Net assets consist of:
Capital paid in on shares of beneficial interest		$7,177,493
Undistributed net investment income		33,511
Accumulated net realized loss		(867,010)
Net unrealized appreciation		755,557
Net assets at November 30, 2009		$7,099,551

(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (325,587 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$5,733,054	262,116	$21.87
Class B	116,820	5,575	20.95
Class C	181,683	8,757	20.75
Class F-1	186,801	8,530	21.90
Class F-2	53,644	2,446	21.93
Class 529-A	109,875	5,047	21.77
Class 529-B	14,178	672	21.09
Class 529-C	36,375	1,727	21.06
Class 529-E	5,921	275	21.57
Class 529-F-1	6,053	278	21.77
Class R-1	15,949	752	21.20
Class R-2	107,854	5,073	21.26
Class R-3	126,921	5,881	21.58
Class R-4	85,153	3,909	21.79
Class R-5	164,743	7,499	21.97
Class R-6	154,527	7,050	21.92
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $23.20 and $23.10, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended November 30, 2009		(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $6,187)	$89,977
Interest	4,471	$94,448

Fees and expenses*:
Investment advisory services	24,479
Distribution services	15,908
Transfer agent services	10,650
Administrative services	1,971
Reports to shareholders	727
Registration statement and prospectus	1,611
Trustees' compensation	785
Auditing and legal	175
Custodian	736
State and local taxes	88
Other	679
Total fees and expenses before waiver	57,809
Less investment advisory services waiver	182
Total fees and expenses after waiver		57,627
Net investment income		36,821

Net realized loss and unrealized appreciation on investments and currency:
Net realized loss on:
Investments (net of non-U.S. taxes of $1,193; also includes $9,331 net gain from affiliate)	(590,365)
Currency transactions	(293)	(590,658)
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $1,409)	2,746,630
Currency translations	129	2,746,759
Net realized loss and unrealized appreciation on investments and currency		2,156,101
Net increase in net assets resulting from operations		$2,192,922

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets		(dollars in thousands)
	Year ended November 30
	2009	2008
Operations:
Net investment income	$36,821	$97,731
Net realized loss on investments and currency transactions	(590,658)	(284,610)
Net unrealized appreciation (depreciation) on investments and currency translations	2,746,759	(4,178,982)
Net increase (decrease) in net assets resulting from operations	2,192,922	(4,365,861)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(71,535)	(71,993)
Distributions from net realized gain on investments	-	(788,631)
Total dividends and distributions paid to shareholders	(71,535)	(860,624)

Net capital share transactions	(132,994)	303,973

Total increase (decrease) in net assets	1,988,393	(4,922,512)

Net assets:
Beginning of year	5,111,158	10,033,670
End of year (including undistributed
net investment income: $33,511 and $69,813, respectively)	$7,099,551	$5,111,158

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – The New Economy Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy. Current income is a secondary consideration.

On November 24, 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization is expected to be completed in 2010; however, the fund reserves the right to delay the implementation. Shareholders also approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Effective April 21, 2009, Class B and 529-B shares of the fund are not available for purchase.

On May 1, 2009, the fund made an additional retirement plan share class (Class R-6) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). Refer to the fund’s retirement plan prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations. The growth-oriented common stocks and other equity-type securities, such as preferred stocks, convertible preferred stocks and convertible bonds, generally purchased by the fund may involve large price swings and potential for loss, particularly in the case of smaller capitalization stocks.

Investments in securities issued by entities based outside the U.S. may be subject to the risks described above to a greater extent. These investments may also be affected by currency controls; different accounting, auditing, financial reporting, disclosure and regulatory and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the U.S. may also be subject to many of these risks.

3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2009, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2005, by state tax authorities for tax years before 2004 and by tax authorities outside the U.S. for tax years before 2004.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses;
short-term capital gains and losses; net capital losses;  and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended November 30, 2009, the fund reclassified $1,484,000 from undistributed net investment income to accumulated net realized loss and reclassified $104,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of November 30, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$34,836
Post-October currency loss deferrals (realized during the period November 1, 2009, through November 30, 2009)*		(143)
Capital loss carryforwards†:
Expiring 2016	$(126,200)
Expiring 2017	(738,590)	(864,790)
Post-October capital loss deferrals (realized during the period November 1, 2009, through November 30, 2009)*		(1,276)
Gross unrealized appreciation on investment securities		1,254,740
Gross unrealized depreciation on investment securities		(498,749)
Net unrealized appreciation on investment securities		755,991
Cost of investment securities		6,365,708
*These deferrals are considered incurred in the subsequent year.
†The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended November 30, 2009			Year ended November 30, 2008
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$63,512	$-	$63,512	$62,674	$655,990	$718,664
Class B	172	-	172	314	19,110	19,424
Class C	496	-	496	512	17,933	18,445
Class F-1	791	-	791	4,219	41,040	45,259
Class F-2*	49	-	49	-	-	-
Class 529-A	1,067	-	1,067	823	8,748	9,571
Class 529-B	33	-	33	13	1,391	1,404
Class 529-C	89	-	89	58	3,026	3,084
Class 529-E	43	-	43	30	473	503
Class 529-F-1	50	-	50	33	287	320
Class R-1	43	-	43	40	1,236	1,276
Class R-2	260	-	260	174	9,238	9,412
Class R-3	879	-	879	648	9,752	10,400
Class R-4	813	-	813	592	5,844	6,436
Class R-5	3,238	-	3,238	1,863	14,563	16,426
Class R-6†	-	-	-	-	-	-
Total	$71,535	$-	$71,535	$71,993	$788,631	$860,624

*Class F-2 was offered beginning August 1, 2008.
†Class R-6 was offered beginning May 1, 2009.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.580% on the first $500 million of daily net assets and decreasing to 0.345% on such assets in excess of $27 billion. CRMC waived a portion of its investment advisory services fee commencing on September 1, 2004, and terminating on December 31, 2008. During the year ended November 30, 2009, total investment advisory services fees waived by CRMC were $182,000. As a result, the fee shown on the accompanying financial statements of $24,479,000, which was equivalent to an annualized rate of 0.418%, was reduced to $24,297,000, or 0.415% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of November 30, 2009, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B.  Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended November 30, 2009, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$11,118	$10,419	Not applicable	Not applicable	Not applicable
Class B	1,051	231	Not applicable	Not applicable	Not applicable
Class C	1,392	Included in administrative services	$209	$55	Not applicable
Class F-1	334		199	44	Not applicable
Class F-2	Not applicable		23	2	Not applicable
Class 529-A	170		125	25	$86
Class 529-B	116		17	6	12
Class 529-C	281		41	14	28
Class 529-E	23		7	1	5
Class 529-F-1	-		6	1	4
Class R-1	118		15	7	Not applicable
Class R-2	650		130	360	Not applicable
Class R-3	491		146	104	Not applicable
Class R-4	164		98	8	Not applicable
Class R-5	Not applicable		154	2	Not applicable
Class R-6*	Not applicable		37	-†	Not applicable
Total	$15,908	$10,650	$1,207	$629	$135
*Class R-6 was offered beginning May 1, 2009.
† Amount less than one thousand.

Trustees’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $785,000, shown on the accompanying financial statements, includes $512,000 in current fees (either paid in cash or deferred) and a net increase of $273,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

6. Disclosure of fair value measurements

The fund classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of November 30, 2009 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Common stocks:
Software & services	$1,204,685	$-	$-	$1,204,685
Banks	803,636	-	-	803,636
Technology hardware & equipment	643,112	-	-	643,112
Diversified financials	546,398	-	-	546,398
Health care equipment & services	424,761	-	-	424,761
Pharmaceuticals, biotechnology & life sciences	363,962	-	-	363,962
Retailing	353,836	-	-	353,836
Transportation	333,883	-	-	333,883
Telecommunication services	314,816	-	-	314,816
Commercial & professional services	235,297	-	-	235,297
Energy	216,822	-	-	216,822
Media	163,070	-	5,232	168,302
Insurance	159,916	-	-	159,916
Semiconductors & semiconductor equipment	117,257	-	-	117,257
Utilities	92,096	-	-	92,096
Consumer services	85,041	-	-	85,041
Capital goods	65,435	-	-	65,435
Other	120,722	-	-	120,722
Miscellaneous	341,828	-	-	341,828
Convertible securities	952	34,527	-	35,479
Bonds & notes	-	14,882	-	14,882
Short-term securities	-	479,533	-	479,533
Total	$6,587,525	$528,942	$5,232	$7,121,699

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended November 30, 2009 (dollars in thousands):

	Beginning value at 12/1/2008	Net purchases	Net unrealized depreciation (*)	Net transfers out of Level 3	Ending value at 11/30/2009
Investment securities	$6,593	$33,750	$(21,871)	$(13,240)	$5,232

Net unrealized depreciation during the period on Level 3 investment securities held at November 30, 2009 (dollars in thousands) (*):					$(1,362)

*Net unrealized depreciation is included in the related amounts on investments in the statement of operations.

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends and distributions		Repurchases(1)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended November 30, 2009
Class A	$731,159	40,531	$60,575	4,001	$(1,045,409)	(60,724)	$(253,675)	(16,192)
Class B	18,436	1,075	167	11	(40,314)	(2,412)	(21,711)	(1,326)
Class C	57,146	3,267	478	33	(39,225)	(2,428)	18,399	872
Class F-1	106,969	5,619	688	45	(155,000)	(9,610)	(47,343)	(3,946)
Class F-2	50,580	2,614	39	3	(6,165)	(329)	44,454	2,288
Class 529-A	19,211	1,052	1,067	71	(10,441)	(596)	9,837	527
Class 529-B	1,367	78	33	2	(1,182)	(68)	218	12
Class 529-C	7,561	421	89	6	(4,500)	(265)	3,150	162
Class 529-E	1,260	71	43	3	(794)	(47)	509	27
Class 529-F-1	2,606	141	49	3	(702)	(41)	1,953	103
Class R-1	5,237	290	43	3	(3,297)	(197)	1,983	96
Class R-2	32,254	1,873	260	17	(24,662)	(1,422)	7,852	468
Class R-3	46,623	2,561	879	59	(34,068)	(1,913)	13,434	707
Class R-4	31,805	1,797	813	54	(21,230)	(1,202)	11,388	649
Class R-5	91,779	5,217	3,166	209	(144,473)	(8,199)	(49,528)	(2,773)
Class R-6(2)	129,948	7,242	-	-	(3,862)	(192)	126,086	7,050
Total net increase
(decrease)	$1,333,941	73,849	$68,389	4,520	$(1,535,324)	(89,645)	$(132,994)	(11,276)

Year ended November 30, 2008
Class A	$689,706	30,637	$686,864	24,977	$(1,220,250)	(56,281)	$156,320	(667)
Class B	17,569	800	18,982	719	(58,213)	(2,732)	(21,662)	(1,213)
Class C	51,443	2,330	17,883	683	(54,142)	(2,632)	15,184	381
Class F-1	163,220	7,046	41,162	1,508	(261,119)	(13,280)	(56,737)	(4,726)
Class F-2(3)	4,160	221	-	-	(1,227)	(63)	2,933	158
Class 529-A	22,890	975	9,570	349	(9,740)	(451)	22,720	873
Class 529-B	2,087	92	1,404	52	(1,504)	(70)	1,987	74
Class 529-C	9,485	413	3,084	116	(4,628)	(219)	7,941	310
Class 529-E	1,335	59	502	18	(591)	(26)	1,246	51
Class 529-F-1	1,701	72	320	12	(569)	(25)	1,452	59
Class R-1	8,237	348	1,224	46	(5,360)	(240)	4,101	154
Class R-2	38,015	1,693	9,407	350	(27,802)	(1,288)	19,620	755
Class R-3	63,270	2,693	10,385	382	(46,003)	(2,033)	27,652	1,042
Class R-4	39,363	1,722	6,408	234	(25,273)	(1,139)	20,498	817
Class R-5	120,322	5,293	16,352	593	(35,956)	(1,606)	100,718	4,280
Total net increase
(decrease)	$1,232,803	54,394	$823,547	30,039	$(1,752,377)	(82,085)	$303,973	2,348

(1) Includes exchanges between share classes of the fund.
(2) Class R-6 was offered beginning May 1, 2009.
(3)Class F-2 was offered beginning August 1, 2008.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $2,814,817,000 and $2,732,566,000, respectively, during the year ended November 30, 2009.

9. Subsequent events

As of January 13, 2010, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Financial highlights(1)
		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income (loss) to average net assets(4)
Class A:
Year ended 11/30/2009	$15.22	$.12	$6.76	$6.88	$(.23)	$-	$(.23)	$21.87	45.88%	$5,733	.95%	.94%	.67%
Year ended 11/30/2008	30.09	.29	(12.57)	(12.28)	(.23)	(2.36)	(2.59)	15.22	(44.67)	4,237	.83	.79	1.24
Year ended 11/30/2007	26.41	.25	3.62	3.87	(.19)	-	(.19)	30.09	14.75	8,394	.80	.76	.87
Year ended 11/30/2006	22.98	.20	3.38	3.58	(.15)	-	(.15)	26.41	15.65	7,654	.82	.78	.83
Year ended 11/30/2005	20.27	.15	2.63	2.78	(.07)	-	(.07)	22.98	13.79	7,061	.83	.79	.73
Class B:
Year ended 11/30/2009	14.50	(.02)	6.50	6.48	(.03)	-	(.03)	20.95	44.73	117	1.72	1.71	(.09)
Year ended 11/30/2008	28.80	.10	(12.00)	(11.90)	(.04)	(2.36)	(2.40)	14.50	(45.08)	100	1.60	1.56	.47
Year ended 11/30/2007	25.30	.03	3.48	3.51	(.01)	-	(.01)	28.80	13.89	234	1.56	1.52	.11
Year ended 11/30/2006	22.05	.01	3.24	3.25	-	-	-	25.30	14.74	207	1.59	1.55	.06
Year ended 11/30/2005	19.52	(.01)	2.54	2.53	-	-	-	22.05	12.96	185	1.60	1.57	(.05)
Class C:
Year ended 11/30/2009	14.39	(.02)	6.44	6.42	(.06)	-	(.06)	20.75	44.81	182	1.69	1.68	(.09)
Year ended 11/30/2008	28.63	.10	(11.91)	(11.81)	(.07)	(2.36)	(2.43)	14.39	(45.09)	113	1.62	1.58	.46
Year ended 11/30/2007	25.18	.02	3.46	3.48	(.03)	-	(.03)	28.63	13.84	215	1.61	1.57	.06
Year ended 11/30/2006	21.96	_ (5)	3.23	3.23	(.01)	-	(.01)	25.18	14.70	136	1.64	1.60	.01
Year ended 11/30/2005	19.46	(.02)	2.52	2.50	-	-	-	21.96	12.85	96	1.65	1.61	(.09)
Class F-1:
Year ended 11/30/2009	15.11	.12	6.77	6.89	(.10)	-	(.10)	21.90	45.93	187	.91	.91	.66
Year ended 11/30/2008	29.91	.28	(12.48)	(12.20)	(.24)	(2.36)	(2.60)	15.11	(44.68)	188	.85	.81	1.22
Year ended 11/30/2007	26.28	.25	3.60	3.85	(.22)	-	(.22)	29.91	14.76	515	.80	.76	.88
Year ended 11/30/2006	22.88	.19	3.37	3.56	(.16)	-	(.16)	26.28	15.63	248	.83	.79	.81
Year ended 11/30/2005	20.19	.15	2.62	2.77	(.08)	-	(.08)	22.88	13.77	114	.86	.83	.70
Class F-2:
Year ended 11/30/2009	15.24	.14	6.81	6.95	(.26)	-	(.26)	21.93	46.33	54	.62	.61	.69
Period from 8/1/2008 to 11/30/2008	22.62	.07	(7.45)	(7.38)	-	-	-	15.24	(32.63)	2	.21	.19	.37
Class 529-A:
Year ended 11/30/2009	15.16	.12	6.72	6.84	(.23)	-	(.23)	21.77	45.84	110	.97	.97	.64
Year ended 11/30/2008	29.98	.28	(12.52)	(12.24)	(.22)	(2.36)	(2.58)	15.16	(44.68)	69	.87	.83	1.22
Year ended 11/30/2007	26.34	.23	3.61	3.84	(.20)	-	(.20)	29.98	14.66	109	.86	.82	.81
Year ended 11/30/2006	22.93	.19	3.37	3.56	(.15)	-	(.15)	26.34	15.61	75	.85	.81	.80
Year ended 11/30/2005	20.24	.14	2.63	2.77	(.08)	-	(.08)	22.93	13.74	51	.87	.84	.69
Class 529-B:
Year ended 11/30/2009	14.63	(.03)	6.54	6.51	(.05)	-	(.05)	21.09	44.65	14	1.80	1.80	(.18)
Year ended 11/30/2008	29.05	.08	(12.12)	(12.04)	(.02)	(2.36)	(2.38)	14.63	(45.14)	10	1.71	1.66	.38
Year ended 11/30/2007	25.54	(.01)	3.52	3.51	_ (5)	-	_ (5)	29.05	13.75	17	1.69	1.65	(.02)
Year ended 11/30/2006	22.28	(.02)	3.28	3.26	-	-	-	25.54	14.63	13	1.72	1.68	(.07)
Year ended 11/30/2005	19.76	(.04)	2.56	2.52	-	-	-	22.28	12.75	10	1.76	1.72	(.20)
Class 529-C:
Year ended 11/30/2009	14.62	(.03)	6.53	6.50	(.06)	-	(.06)	21.06	44.71	36	1.79	1.79	(.18)
Year ended 11/30/2008	29.04	.09	(12.10)	(12.01)	(.05)	(2.36)	(2.41)	14.62	(45.15)	23	1.70	1.66	.39
Year ended 11/30/2007	25.55	_ (5)	3.51	3.51	(.02)	-	(.02)	29.04	13.77	36	1.68	1.64	(.02)
Year ended 11/30/2006	22.30	(.01)	3.26	3.25	-	-	-	25.55	14.57	24	1.71	1.67	(.06)
Year ended 11/30/2005	19.77	(.04)	2.57	2.53	-	-	-	22.30	12.80	15	1.75	1.71	(.18)
Class 529-E:
Year ended 11/30/2009	15.01	.06	6.67	6.73	(.17)	-	(.17)	21.57	45.45	6	1.28	1.27	.34
Year ended 11/30/2008	29.71	.20	(12.39)	(12.19)	(.15)	(2.36)	(2.51)	15.01	(44.86)	4	1.19	1.15	.90
Year ended 11/30/2007	26.11	.14	3.58	3.72	(.12)	-	(.12)	29.71	14.32	6	1.17	1.13	.50
Year ended 11/30/2006	22.75	.11	3.34	3.45	(.09)	-	(.09)	26.11	15.22	4	1.18	1.14	.47
Year ended 11/30/2005	20.09	.07	2.61	2.68	(.02)	-	(.02)	22.75	13.37	3	1.22	1.18	.35

Class 529-F-1:
Year ended 11/30/2009	$15.17	$.15	$6.73	$6.88	$(.28)	$-	$(.28)	$21.77	46.18%	$6	.78%	.77%	.79%
Year ended 11/30/2008	30.00	.32	(12.52)	(12.20)	(.27)	(2.36)	(2.63)	15.17	(44.58)	3	.69	.65	1.41
Year ended 11/30/2007	26.34	.28	3.62	3.90	(.24)	-	(.24)	30.00	14.92	3	.67	.63	.99
Year ended 11/30/2006	22.92	.23	3.36	3.59	(.17)	-	(.17)	26.34	15.77	2	.68	.64	.97
Year ended 11/30/2005	20.20	.16	2.63	2.79	(.07)	-	(.07)	22.92	13.84	1	.81	.77	.76
Class R-1:
Year ended 11/30/2009	14.71	(.01)	6.57	6.56	(.07)	-	(.07)	21.20	44.78	16	1.68	1.68	(.08)
Year ended 11/30/2008	29.22	.11	(12.18)	(12.07)	(.08)	(2.36)	(2.44)	14.71	(45.08)	10	1.61	1.57	.50
Year ended 11/30/2007	25.74	.01	3.54	3.55	(.07)	-	(.07)	29.22	13.84	15	1.61	1.57	.04
Year ended 11/30/2006	22.47	_ (5)	3.30	3.30	(.03)	-	(.03)	25.74	14.72	8	1.64	1.58	.01
Year ended 11/30/2005	19.90	(.02)	2.59	2.57	-	-	-	22.47	12.91	4	1.70	1.61	(.09)
Class R-2:
Year ended 11/30/2009	14.76	(.03)	6.59	6.56	(.06)	-	(.06)	21.26	44.58	108	1.81	1.80	(.19)
Year ended 11/30/2008	29.30	.08	(12.22)	(12.14)	(.04)	(2.36)	(2.40)	14.76	(45.13)	68	1.72	1.68	.37
Year ended 11/30/2007	25.77	.02	3.54	3.56	(.03)	-	(.03)	29.30	13.83	113	1.67	1.56	.07
Year ended 11/30/2006	22.47	.01	3.30	3.31	(.01)	-	(.01)	25.77	14.74	85	1.81	1.58	.04
Year ended 11/30/2005	19.90	(.01)	2.58	2.57	-	-	-	22.47	12.91	61	1.91	1.58	(.05)
Class R-3:
Year ended 11/30/2009	15.01	.07	6.67	6.74	(.17)	-	(.17)	21.58	45.39	127	1.25	1.24	.36
Year ended 11/30/2008	29.72	.21	(12.40)	(12.19)	(.16)	(2.36)	(2.52)	15.01	(44.83)	78	1.17	1.13	.93
Year ended 11/30/2007	26.11	.14	3.59	3.73	(.12)	-	(.12)	29.72	14.34	123	1.17	1.13	.50
Year ended 11/30/2006	22.75	.10	3.34	3.44	(.08)	-	(.08)	26.11	15.18	76	1.22	1.18	.44
Year ended 11/30/2005	20.10	.07	2.61	2.68	(.03)	-	(.03)	22.75	13.35	50	1.24	1.19	.33
Class R-4:
Year ended 11/30/2009	15.17	.13	6.73	6.86	(.24)	-	(.24)	21.79	45.97	85	.90	.90	.71
Year ended 11/30/2008	30.01	.28	(12.52)	(12.24)	(.24)	(2.36)	(2.60)	15.17	(44.67)	49	.84	.80	1.25
Year ended 11/30/2007	26.34	.24	3.62	3.86	(.19)	-	(.19)	30.01	14.74	73	.83	.79	.83
Year ended 11/30/2006	22.94	.19	3.37	3.56	(.16)	-	(.16)	26.34	15.61	40	.86	.82	.79
Year ended 11/30/2005	20.25	.15	2.63	2.78	(.09)	-	(.09)	22.94	13.76	31	.86	.82	.70
Class R-5:
Year ended 11/30/2009	15.31	.17	6.80	6.97	(.31)	-	(.31)	21.97	46.45	165	.59	.59	.99
Year ended 11/30/2008	30.24	.36	(12.63)	(12.27)	(.30)	(2.36)	(2.66)	15.31	(44.50)	157	.53	.49	1.58
Year ended 11/30/2007	26.54	.32	3.64	3.96	(.26)	-	(.26)	30.24	15.06	181	.54	.50	1.12
Year ended 11/30/2006	23.10	.27	3.38	3.65	(.21)	-	(.21)	26.54	15.94	109	.55	.51	1.10
Year ended 11/30/2005	20.37	.21	2.65	2.86	(.13)	-	(.13)	23.10	14.14	76	.55	.52	1.02
Class R-6:
Period from 5/1/2009 to 11/30/2009	17.22	.13	4.57	4.70	-	-	-	21.92	27.29	154	.54 (6)	.54 (6)	1.06 (6)

	Year ended November 30
	2009	2008	2007	2006	2005
Portfolio turnover rate for all classes of shares	51%	52%	40%	41%	32%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Amount less than $.01.
(6)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The New Economy Fund:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of The New Economy Fund (the “Fund”), as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New Economy Fund as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
January 13, 2010

Expense example
                                                                                                                                                 unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009, through November 30, 2009).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts  (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6/1/2009	Ending account value 11/30/2009	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,191.83	$5.06	.92%
Class A -- assumed 5% return	1,000.00	1,020.46	4.66	.92
Class B -- actual return	1,000.00	1,186.96	9.27	1.69
Class B -- assumed 5% return	1,000.00	1,016.60	8.54	1.69
Class C -- actual return	1,000.00	1,187.07	9.21	1.68
Class C -- assumed 5% return	1,000.00	1,016.65	8.49	1.68
Class F-1 -- actual return	1,000.00	1,191.51	4.94	.90
Class F-1 -- assumed 5% return	1,000.00	1,020.56	4.56	.90
Class F-2 -- actual return	1,000.00	1,193.80	3.35	.61
Class F-2 -- assumed 5% return	1,000.00	1,022.01	3.09	.61
Class 529-A -- actual return	1,000.00	1,190.93	5.33	.97
Class 529-A -- assumed 5% return	1,000.00	1,020.21	4.91	.97
Class 529-B -- actual return	1,000.00	1,186.84	9.81	1.79
Class 529-B -- assumed 5% return	1,000.00	1,016.09	9.05	1.79
Class 529-C -- actual return	1,000.00	1,186.48	9.76	1.78
Class 529-C -- assumed 5% return	1,000.00	1,016.14	9.00	1.78
Class 529-E -- actual return	1,000.00	1,189.74	6.97	1.27
Class 529-E -- assumed 5% return	1,000.00	1,018.70	6.43	1.27
Class 529-F-1 -- actual return	1,000.00	1,192.89	4.23	.77
Class 529-F-1 -- assumed 5% return	1,000.00	1,021.21	3.90	.77
Class R-1 -- actual return	1,000.00	1,187.01	9.16	1.67
Class R-1 -- assumed 5% return	1,000.00	1,016.70	8.44	1.67
Class R-2 -- actual return	1,000.00	1,187.05	9.59	1.75
Class R-2 -- assumed 5% return	1,000.00	1,016.29	8.85	1.75
Class R-3 -- actual return	1,000.00	1,189.64	6.75	1.23
Class R-3 -- assumed 5% return	1,000.00	1,018.90	6.23	1.23
Class R-4 -- actual return	1,000.00	1,192.02	4.95	.90
Class R-4 -- assumed 5% return	1,000.00	1,020.56	4.56	.90
Class R-5 -- actual return	1,000.00	1,193.37	3.24	.59
Class R-5 -- assumed 5% return	1,000.00	1,022.11	2.99	.59
Class R-6 -- actual return	1,000.00	1,193.89	2.97	.54
Class R-6 -- assumed 5% return	1,000.00	1,022.36	2.74	.54

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
                                                                                                                      unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2009:

Qualified dividend income	100%
Corporate dividends received deduction	$34,940,000
U.S. government income that may be exempt from state taxation	$310,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2010, to determine the calendar year amounts to be included on their 2009 tax returns. Shareholders should consult their tax advisers.

Change in independent registered public accounting firm

Upon the recommendation of the fund’s audit committee on December 2, 2009, a majority of the fund’s board of trustees, including a majority of the independent trustees, approved the appointment of PricewaterhouseCoopers LLP as the fund’s independent registered public accounting firm for the fund’s fiscal 2010 audit subject to the right of the fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.  At no point during the current fiscal year have there been any disagreements between management and Deloitte & Touche LLP, the fund’s former independent registered public accounting firm.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2010. The board approved the agreement following the recommendation of the fund’s Contracts and Governance Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the fund and CRMC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related meetings. In addition to the information reviewed by the board and the committee, this report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of trustees and other officers

“Independent” trustees

	Year first
	elected
	a trustee
Name and age	of the fund1	Principal occupation(s) during past five years

Joseph C. Berenato, 63	2000	Chairman, Ducommun Incorporated (aerospace components manufacturer)

H. Frederick Christie,4 76	1983–2008	Private investor; former President and CEO,
Chairman of the Board	2010	The Mission Group (non-utility holding company,
(Independent and Non-Executive)		subsidiary of Southern California Edison Company)

Robert J. Denison,4 68	2010	Chair, First Security Management (private investment)

Mary Anne Dolan, 62	2008	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner

R. Clark Hooper, 63	2006	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President — Policy and Oversight, NASD

Koichi Itoh,4 69	2010	Executive Chairman of the Board, Itoh Building Co., Ltd. (building management); former President, Autosplice KK (electronics)

Merit E. Janow,4 51	2010	Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body

Leonade D. Jones, 62	1995	Co-founder, VentureThink LLC (developed and managed e-commerce businesses) and Versura Inc. (education loan exchange); former Treasurer, The Washington Post Company

Gail L. Neale,4 74	2010	President, The Lovejoy Consulting Group, Inc. (a pro bono consulting group advising nonprofit organizations)

Robert J. O’Neill, Ph.D.,4 73	2010
Member of the Board of Directors, The Lowy Institute for International Policy Studies, Sydney, Australia; Chairman, Academic Advisory Committee, United States Studies Centre, University of Sydney, Australia; Chairman of Directors, Forty Seven Friends Pty Ltd (a not-for-profit supporting a local art and craft center in Australia); former Planning Director and acting CEO, United States Studies Centre, University of Sydney, Australia; former Deputy Chairman of the Council and Chairman of the International Advisory Panel, Graduate School of Government, University of Sydney, Australia; former Chairman of the Council, Australian Strategic Policy Institute; former Chichele Professor of the History of War and Fellow, All Souls College, University of Oxford; former Chairman of the Council, International Institute for Strategic Studies

Stefanie Powers,4 67	2010	Actor, Producer; Co-founder and President of The William Holden Wildlife Foundation; conservation consultant to Land Rover and Jaguar North America; author of The Jaguar Conservation Trust

Christopher E. Stone, 53	2007	Daniel and Florence Guggenheim Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University

Steadman Upham, Ph.D.,4 60	2010	President and Professor of Anthropology, The University of Tulsa; former President and Professor of Archaeology, Claremont Graduate University

“Independent” trustees

	Number of
	portfolios
	in fund
	complex2
	overseen by
Name and age	trustee	Other directorships3 held by trustee

Joseph C. Berenato, 63	6	None

H. Frederick Christie,4 76	3	AECOM Technology Corporation; DineEquity, Inc.;
Chairman of the Board		Ducommun Incorporated; SouthWest Water Company
(Independent and Non-Executive)

Robert J. Denison,4 68	8	None

Mary Anne Dolan, 62	9	None

R. Clark Hooper, 63	44	JPMorgan Value Opportunities Fund, Inc.;
		The Swiss Helvetia Fund, Inc.

Koichi Itoh,4 69	6	None

Merit E. Janow,4 51	41	The NASDAQ Stock Market LLC;
		Trimble Navigation Limited

Leonade D. Jones, 62	9	None

Gail L. Neale,4 74	5	None

Robert J. O’Neill, Ph.D.,4 73	3	None

Stefanie Powers,4 67	3	None

Christopher E. Stone, 53	6	None

Steadman Upham, Ph.D.,4 60	41	None

Richard G. Capen, Jr. and Patricia K. Woolf retired from the board in December 2009. John G. Freund and William H. Kling did not stand for election to the board at the most recent meeting of shareholders. However, they were elected to other American Funds boards. The trustees thank Ambassador Capen, Dr. Freund, Mr. Kling and Dr. Woolf for their dedication and long service to the fund.

“Interested” trustees5

	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund¹	underwriter of the fund

Timothy D. Armour, 49	1991	President and Director, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.6

Claudia P. Huntington, 57	1996	Senior Vice President — Capital Research Global
President		Investors, Capital Research and Management Company; Director, Capital Research and Management Company

“Interested” trustees5

	Number of
	portfolios in
	fund complex2
Name, age and	overseen
position with fund	by trustee	Other directorships3 held by trustee

Timothy D. Armour, 49	2	None
Vice Chairman of the Board

Claudia P. Huntington, 57	2	None
President

The fund’s statement of additional information includes additional information about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers

	Year first
	elected an	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund¹	underwriter of the fund

Paul F. Roye, 56	2007	Senior Vice President — Fund Business Management
Executive Vice President		Group, Capital Research and Management Company; Director, American Funds Service Company;6 former Director, Division of Investment Management, United States Securities and Exchange Commission

Gordon Crawford, 63	1999	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.6

Mark E. Denning, 52	2006	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research Company;6 Director, Capital Research and Management Company; Director, Capital International Limited6

Walter R. Burkley, 43	2007	Vice President and Senior Counsel — Fund Business
Vice President		Management Group, Capital Research and Management Company

Harold H. La, 39	2006	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

David M. Riley, 42	2004	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research and Management Company

Dylan J. Yolles, 40	2006	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

Chad L. Norton, 49	1991	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Neal F. Wellons, 38	2008	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Steven I. Koszalka, 45	2005	Vice President — Fund Business Management
Assistant Secretary		Group, Capital Research and Management Company

Karl C. Grauman, 42	2009	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1Trustees and officers of the fund serve until their resignation, removal or retirement.

2Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

3This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

4H. Frederick Christie, Robert J. Denison, Koichi Itoh, Merit E. Janow, Gail L. Neale, Robert J. O’Neill, Stefanie Powers and Steadman Upham were elected to the board by the fund’s shareholders effective January 1, 2010.

5“Interested persons” within the meaning of the 1940 Act, as amended, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

Results of meeting of shareholders held November 24, 2009

Shares outstanding (all classes) on record date (August 28, 2009):	326,951,691
Total shares voting on November 24, 2009:	222,822,420	(68.2% of shares outstanding)

Election of board members
Trustee	Votes for	Percent of shares voting for	Votes withheld	Percent of shares withheld

Timothy D. Armour	216,715,391	97.3%	6,107,029	2.7%
Joseph C. Berenato	216,708,443	97.3	6,113,977	2.7
Robert J. Denison	216,708,015	97.3	6,114,405	2.7
Mary Anne Dolan	216,683,997	97.2	6,138,423	2.8
R. Clark Hooper	216,694,007	97.2	6,128,413	2.8
Claudia P. Huntington	216,701,719	97.3	6,120,701	2.7
Koichi Itoh	216,661,516	97.2	6,160,904	2.8
Merit E. Janow	216,631,577	97.2	6,190,843	2.8
Leonade D. Jones	216,661,452	97.2	6,160,968	2.8
Gail L. Neale	216,679,985	97.2	6,142,435	2.8
Robert J. O’Neill	216,641,328	97.2	6,181,092	2.8
Stefanie Powers	216,543,760	97.2	6,278,660	2.8
Christopher E. Stone	216,700,476	97.3	6,121,944	2.7
Steadman Upham	216,611,057	97.2	6,211,363	2.8

	Votes for	Percent of outstanding shares voting for	Votes against	Percent of outstanding shares voting against	Votes abstaining		Percent of outstanding shares abstaining

To approve an Agreement and Plan of Reorganization	182,614,009	55.9%	4,911,485	1.5%	35,296,926	*	10.8%

		Percent		Percent of			Percent
		of shares	Votes	shares voting	Votes		of shares
	Votes for	voting for	against	against	abstaining		abstaining

To update the fund’s fundamental investment policies regarding:
Borrowing	181,655,793	81.5%	5,617,033	2.5%	35,549,594	*	16.0%
Issuance of senior securities	181,166,440	81.3	5,900,518	2.7	35,755,462	*	16.0
Underwriting	181,549,405	81.5	5,417,397	2.4	35,855,618	*	16.1
Investments in real estate or commodities	181,179,097	81.3	6,091,065	2.7	35,552,258	*	16.0
Lending	180,921,198	81.2	6,272,163	2.8	35,629,059	*	16.0
Industry concentration	181,676,802	81.5	5,574,127	2.5	35,571,491	*	16.0
Elimination of certain policies	180,912,172	81.1	5,921,433	2.7	35,988,815	*	16.2

To approve a policy allowing CRMC to appoint subsidiary advisers for the fund's day-to-day investment management without additional shareholder approval	179,609,928	80.6	7,617,755	3.4	35,594,737	*	16.0

To approve amendments to the fund's Investment Advisory and Service Agreement with CRMC	180,277,323	80.9	6,645,574	3.0	35,899,523	*	16.1

To approve a form of Subsidiary Agreement and appointment of one or more subsidiary advisers for the fund	179,660,534	80.6	7,293,979	3.3	35,867,907	*	16.1

To approve changes to an investment policy of The New Economy Fund	179,872,968	80.7	6,984,642	3.2	35,964,810	*	16.1

*Includes broker non-votes.

Offices

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete November 30, 2009, portfolio of The New Economy Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The New Economy Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The New Economy Fund, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2010, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique approach to portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 25 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
>The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market FundSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-914-0110P

Litho in USA BBC/LPT/8064-S20677

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Joseph C. Berenato, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2008	$82,000
2009	$86,000

b) Audit-Related Fees:
2008	$3,000
2009	$2,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$13,000
2009	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2008	None
2009	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2008	$916,000
2009	$1,084,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$8,000
2009	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2008	None
2009	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,232,000 for fiscal year 2008 and $1,501,000 for fiscal year 2009. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

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The New Economy Fund®
Investment portfolio

November 30, 2009

Common stocks — 92.85%	Shares	Value (000)

SOFTWARE & SERVICES — 16.97%
Microsoft Corp.	6,004,000	$176,578
Google Inc., Class A1	263,800	153,795
Yahoo! Inc.1	5,795,000	86,751
Global Payments Inc.	1,680,000	86,117
Oracle Corp.	3,745,000	82,690
McAfee, Inc.1	1,930,000	73,629
Rovi Corp.1	2,033,800	60,628
NetEase.com, Inc. (ADR)1	1,563,000	59,769
Accenture PLC, Class A	1,390,000	57,046
Acxiom Corp.1,2	4,650,000	53,661
Tencent Holdings Ltd.	2,822,000	52,183
United Internet AG1	3,572,389	48,180
SAP AG	940,000	44,872
Paychex, Inc.	1,125,000	35,269
eBay Inc.1	1,300,000	31,811
Autodesk, Inc.1	1,200,000	28,140
Visa Inc., Class A	250,000	20,250
Nintendo Co., Ltd.	75,000	18,450
Automatic Data Processing, Inc.	265,000	11,514
Verifone Holdings, Inc.1	865,000	11,470
Moneysupermarket.com Group PLC	6,985,000	8,834
Digital River, Inc.1	120,800	3,048
ProAct Holdings, LLC1,3,4	3,500,000	—
		1,204,685

BANKS — 11.32%
Banco Bradesco SA, preferred nominative	7,717,000	160,679
Banco Santander, SA	6,327,257	108,306
Société Générale	1,279,953	90,037
Bank of China Ltd., Class H	118,855,000	67,023
Industrial and Commercial Bank of China Ltd., Class H	69,400,000	58,658
Itaú Unibanco Holding SA, preferred nominative (ADR)	2,057,292	45,775
HSBC Holdings PLC (Hong Kong)	2,442,218	28,584
HSBC Holdings PLC (United Kingdom)	1,353,500	15,718
BOC Hong Kong (Holdings) Ltd.	16,025,000	36,767
Banco Santander (Brasil) SA, units (ADR)1	1,159,085	15,822
Banco Santander (Brasil) SA, units1	1,159,085	15,439
Wells Fargo & Co.	1,000,000	28,040
ICICI Bank Ltd.	1,310,000	24,486
HDFC Bank Ltd.	625,000	23,776
Zions Bancorporation	1,670,000	21,960
BNP Paribas SA	239,800	19,786
Bank of India	1,826,000	15,137
Banco Bilbao Vizcaya Argentaria, SA	640,161	12,048
Grupo Financiero Banorte, SAB de CV, Series O	2,529,699	8,741
UniCredit SpA1	1,422,000	4,853
Shinhan Financial Group Co., Ltd.1	51,140	2,001
		803,636

TECHNOLOGY HARDWARE & EQUIPMENT — 9.06%
Apple Inc.1	943,000	188,515
Cisco Systems, Inc.1	3,429,200	80,243
Delta Electronics, Inc.	26,297,150	73,782
Corning Inc.	2,100,000	35,028
QUALCOMM Inc.	760,000	34,200
Logitech International SA1	2,000,000	33,060
Trimble Navigation Ltd.1	1,200,000	26,796
Canon, Inc.	635,000	24,525
Nokia Corp.	1,730,000	22,761
Avid Technology, Inc.1	1,800,000	21,420
Telefonaktiebolaget LM Ericsson, Class B (ADR)	1,980,000	19,285
VTech Holdings Ltd.	1,737,000	16,878
EMC Corp.1	1,000,000	16,830
Hewlett-Packard Co.	317,000	15,552
Acer Inc.	4,898,500	12,178
Wistron Corp.	5,240,000	9,612
Flextronics International Ltd.1	981,534	6,940
HTC Corp.	486,150	5,507
		643,112

DIVERSIFIED FINANCIALS — 7.70%
JPMorgan Chase & Co.	2,875,000	122,159
Credit Suisse Group AG	2,137,720	110,674
Deutsche Bank AG	1,458,800	105,168
CME Group Inc., Class A	173,000	56,784
IntercontinentalExchange, Inc.1	500,000	53,395
Bank of New York Mellon Corp.	1,920,000	51,149
State Street Corp.	680,100	28,088
UBS AG1	1,223,684	18,981
		546,398

HEALTH CARE EQUIPMENT & SERVICES — 5.98%
Inverness Medical Innovations, Inc.1	2,811,500	118,223
Fresenius SE	1,215,000	70,376
Medtronic, Inc.	1,198,000	50,843
Sinopharm Group Co. Ltd., Class H1	11,200,000	39,455
McKesson Corp.	600,000	37,212
Hologic, Inc.1	2,347,450	33,968
NuVasive, Inc.1	673,086	21,842
Sirona Dental Systems, Inc.1	750,000	21,825
Beckman Coulter, Inc.	97,600	6,340
Volcano Corp.1	400,400	5,898
St. Jude Medical, Inc.1	150,000	5,506
ZOLL Medical Corp.1	198,000	4,873
Masimo Corp.1	164,300	4,331
American Medical Systems Holdings, Inc.1	231,580	4,069
		424,761

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 5.13%
Teva Pharmaceutical Industries Ltd. (ADR)	1,645,000	86,839
Vertex Pharmaceuticals Inc.1	1,350,000	52,407
Novartis AG	910,000	50,510
Myriad Genetics, Inc.1	2,027,100	46,866
Richter Gedeon NYRT	155,000	35,913
Illumina, Inc.1	1,078,000	31,176
Bayer AG	331,000	25,320
Life Technologies Corp.1	441,000	21,953
Amgen Inc.1	212,600	11,980
Array BioPharma Inc.1	580,000	998
		363,962

RETAILING — 4.98%
Lowe’s Companies, Inc.	2,683,900	58,536
Best Buy Co., Inc.	1,150,000	49,254
Li & Fung Ltd.	11,000,000	44,287
Target Corp.	900,000	41,904
Bed Bath & Beyond Inc.1	800,000	29,888
Jumbo SA	2,234,000	28,822
Tractor Supply Co.1	600,000	28,014
Staples, Inc.	1,000,000	23,320
Industria de Diseño Textil, SA	300,000	19,096
O’Reilly Automotive, Inc.1	400,000	15,512
Pantaloon Retail (India) Ltd.	2,008,262	15,085
Pantaloon Retail (India) Ltd., Class B	22,580	118
		353,836

TRANSPORTATION — 4.70%
Ryanair Holdings PLC (ADR)1	5,866,300	153,756
Union Pacific Corp.	958,135	60,612
AirAsia Bhd.1	108,730,000	40,674
United Parcel Service, Inc., Class B	650,000	37,355
CSX Corp.	431,800	20,502
Grupo Aeroportuario del Pacífico, SAB de CV, Class B (ADR)	372,700	10,540
Continental Airlines, Inc., Class B1	550,000	7,843
US Airways Group, Inc.1	705,000	2,601
		333,883

TELECOMMUNICATION SERVICES — 4.43%
América Móvil, SAB de CV, Series L (ADR)	1,606,000	77,698
Telephone and Data Systems, Inc., special common shares	855,700	24,601
Telephone and Data Systems, Inc.	418,600	12,763
Millicom International Cellular SA1	484,969	36,276
Vodafone Group PLC	11,560,000	26,033
SOFTBANK CORP.	1,035,000	24,849
Telefónica, SA	695,000	19,935
Philippine Long Distance Telephone Co.	326,210	17,842
tw telecom inc.1	1,130,000	16,441
Qwest Communications International Inc.	3,931,500	14,350
Singapore Telecommunications Ltd.	6,313,000	13,367
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	13,615,500	12,974
Telekom Austria AG, non-registered shares	718,879	12,489
United States Cellular Corp.1	139,500	5,198
		314,816

COMMERCIAL & PROFESSIONAL SERVICES — 3.32%
Downer EDI Ltd.	6,232,305	48,579
Manpower Inc.	885,000	43,595
Robert Half International Inc.	1,525,000	34,053
Capita Group PLC	2,600,000	30,408
SGS SA	23,000	29,494
Monster Worldwide, Inc.1	1,800,000	26,298
United Stationers Inc.1	278,000	14,162
Cintas Corp.	310,000	8,708
		235,297

ENERGY — 3.05%
Schlumberger Ltd.	1,902,400	121,545
FMC Technologies, Inc.1	1,450,000	78,981
Baker Hughes Inc.	400,000	16,296
		216,822

MEDIA — 2.37%
News Corp., Class A	4,302,815	49,310
Omnicom Group Inc.	800,000	29,376
CTC Media, Inc.1	2,000,000	27,900
Time Warner Inc.	880,000	27,034
Time Warner Cable Inc.	450,214	18,859
Comcast Corp., Class A, special nonvoting shares	611,800	8,449
Multi Screen Media Private Ltd.1,3,4	79,866	5,232
Next Media Ltd.1	15,662,000	2,142
		168,302

INSURANCE — 2.25%
Fairfax Financial Holdings Ltd.	139,800	49,489
First American Corp.	1,170,900	37,141
Marsh & McLennan Companies, Inc.	1,200,000	27,060
China Life Insurance Co. Ltd., Class H	5,305,000	26,561
Prudential PLC	1,022,223	10,503
Sampo Oyj, Class A	386,553	9,162
		159,916

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.65%
Intel Corp.	1,500,000	28,800
NVIDIA Corp.1	2,000,000	26,120
Texas Instruments Inc.	750,000	18,967
Linear Technology Corp.	600,000	16,182
Maxim Integrated Products, Inc.	600,000	10,560
Intersil Corp., Class A	580,000	7,494
Microchip Technology Inc.	225,363	5,916
KLA-Tencor Corp.	103,000	3,218
		117,257

UTILITIES — 1.30%
GDF Suez	1,151,574	48,045
Scottish and Southern Energy PLC	1,705,000	31,283
PT Perusahaan Gas Negara (Persero) Tbk	33,040,000	12,768
		92,096

CONSUMER SERVICES — 1.20%
YUM! Brands, Inc.	1,000,000	35,270
Carnival Corp., units1	800,000	25,624
Genting Bhd.	9,470,000	19,386
OPAP SA	198,710	4,761
		85,041

CAPITAL GOODS — 0.92%
MSC Industrial Direct Co., Inc., Class A	1,020,000	46,818
Watsco, Inc.	170,000	8,527
PT AKR Corporindo Tbk	45,000,000	5,479
Beacon Roofing Supply, Inc.1	300,000	4,611
		65,435

MATERIALS — 0.75%
Ecolab Inc.	930,000	41,766
Monsanto Co.	142,227	11,485
		53,251

CONSUMER DURABLES & APPAREL — 0.48%
GEOX SpA	4,810,904	33,921

FOOD & STAPLES RETAILING — 0.47%
Costco Wholesale Corp.	560,000	33,550

MISCELLANEOUS — 4.82%
Other common stocks in initial period of acquisition		341,828

Total common stocks (cost: $5,829,868,000)		6,591,805

Convertible securities — 0.50%	Shares or principal amount

TRANSPORTATION — 0.21%
US Airways Group, Inc. 7.25% convertible notes 2014	$15,000,000	14,944

TELECOMMUNICATION SERVICES — 0.09%
tw telecom inc. 2.375% convertible debentures 2026	$6,400,000	6,496

INSURANCE — 0.01%
American International Group, Inc. 8.50% convertible preferred 2011, units	92,163	952

MISCELLANEOUS — 0.19%
Other convertible securities in initial period of acquisition		13,087

Total convertible securities (cost: $42,989,000)		35,479

	Principal amount
Bonds & notes — 0.21%	(000)

RETAILING — 0.21%
Staples, Inc. 9.75% 2014	$12,294	14,882

Total bonds & notes (cost: $12,469,000)		14,882

Short-term securities — 6.75%

Freddie Mac 0.09%–0.23% due 12/15/2009–6/23/2010	90,100	90,075
Federal Home Loan Bank 0.04%–0.08% due 1/6–2/12/2010	68,400	68,394
Coca-Cola Co. 0.20%–0.23% due 12/11–12/16/20095	64,700	64,694
JPMorgan Chase Funding Inc. 0.18%–0.20% due 1/19–2/17/20105	62,300	62,273
U.S. Treasury Bill 0.28% due 7/15/2010	55,900	55,849
General Electric Co. 0.14%–0.18% due 12/1–12/29/2009	34,800	34,800
Straight-A Funding LLC 0.18% due 1/4–2/3/20105	30,528	30,520
Bank of America Corp. 0.19% due 12/30/2009	24,300	24,296
Medtronic Inc. 0.15% due 2/19/20105	15,000	14,992
Fannie Mae 0.10%–0.11% due 1/13–2/18/2010	14,800	14,799
Paccar Financial Corp. 0.16% due 2/22/2010	9,650	9,644
Harvard University 0.14% due 2/11/2010	9,200	9,197

Total short-term securities (cost: $479,487,000)		479,533

Total investment securities (cost: $6,364,813,000)		$7,121,699
Other assets less liabilities		(22,148)

Net assets		$7,099,551

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Represents an affiliated company as defined under the Investment Company Act of 1940.
3Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $5,232,000, which represented .07% of the net assets of the fund.
4Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Multi Screen Media Private Ltd.	9/6/2000–4/18/2002	$31,574	$5,232	.07%
ProAct Holdings, LLC	1/4/2005	87	—	.00

Total restricted securities		$31,661	$5,232	.07%

5Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $172,479,000, which represented 2.43% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial professional and should be read carefully before investing.

MFGEFP-914-0110O-S21482

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
The New Economy Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The New Economy Fund (the “Fund”) as of November 30, 2009, and for the year then ended and have issued our report thereon dated January 13, 2010, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of November 30, 2009, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
January 13, 2010

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE NEW ECONOMY FUND

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: January 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: January 29, 2010

By /s/ Neal F. Wellons
Neal F. Wellons, Treasurer and Principal Financial Officer

Date: January 29, 2010